SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           --------------------------
      Date of Report (Date of Earliest event reported): October 10, 2000

                           --------------------------





                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)
                            -------------------------



          New York                     1-7657                   13-4922250
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation or                                    Identification No.)
        organization)


   200 Vesey Street, World Financial Center
             New York, New York                                10285
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  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (212) 640-2000
                                                   --------------



--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.  Other Events

Beginning in the third quarter of 2000, the Company's Travelers Cheque (TC) operations, which have been included in the American Express Bank/Travelers Cheque (AEB/TC) segment since the first quarter of 1998, will be included in the Travel Related Services (TRS) segment to reflect recent organizational changes.

Filed herewith as Exhibit 99.1 is financial information relating to the years 1997, 1998, 1999 and the first and second quarters of 2000, reflecting a) the reported TRS segment and the restated TRS segment, including the TC business, b) the new reporting AEB segment which excludes the TC business, c) the old AEB
/TC segment, as originally reported, and d) restatement of certain financial information by segment.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)    Exhibits

  99.1   TRS Restated Statements of Income (Managed Basis) - 1999-1997
         TRS Restated Statements of Income (GAAP Basis) - 1999-1997
         TRS Restated Statements of Income (Managed Basis) - 2000 First and
           Second Quarters
         TRS Restated Statements of Income (GAAP Basis) - 2000 First and Second
           Quarters
         TRS Restated Statements of Income (Managed Basis) - 1999 Quarters
         TRS Restated Statements of Income (GAAP Basis) - 1999 Quarters
         TRS Restated Statements of Income (Managed Basis) - 1998 Quarters
         TRS Restated Statements of Income (GAAP Basis) - 1998 Quarters
         TRS Restated Condensed Balance Sheets - June 30, 2000 and December 31,
           1999-1997
         AEB New Segment Statements of Income - 1999-1997
         AEB New Segment Selected Statistical Information - 1999-1997
         AEB New Segment Statements of Income - 2000 First and Second Quarters AEB New Segment Selected Statistical Information - 2000 First and
           Second Quarters
         AEB New Segment Statements of Income - 1999 Quarters
         AEB New Segment Selected Statistical Information - 1999 Quarters
         AEB New Segment Statements of Income - 1998 Quarters
         AEB New Segment Selected Statistical Information - 1998 Quarters
         Old AEB/TC Segment Statements of Income - 1999-1997
         Old AEB/TC Segment Selected Statistical Information - 1999-1997
         Old AEB/TC Segment Statements of Income - 2000 First and Second
           Quarters
         Old AEB/TC Segment Selected Statistical Information - 2000 First and
           Second Quarters
         Old AEB/TC Segment Statements of Income - 1999 Quarters
         Old AEB/TC Segment Selected Statistical Information - 1999 Quarters Old AEB/TC Segment Statements of Income - 1998 Quarters
         Old AEB/TC Segment Selected Statistical Information - 1998 Quarters Restatement of Certain Financial Information by Segement

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           AMERICAN EXPRESS COMPANY
                                                (REGISTRANT)





                                           By  /s/ Stephen P. Norman
                                           Name:   Stephen P. Norman
                                           Title:  Secretary

Date: October 10, 2000

                                  EXHIBIT INDEX


Item No.                                    Description
--------                                    -----------

99.1  TRS Restated Statements of Income (Managed Basis) - 1999-1997
      TRS Restated Statements of Income (GAAP Basis) - 1999-1997
      TRS Restated Statements of Income (Managed Basis) - 2000 First and Second
        Quarters
      TRS Restated Statements of Income (GAAP Basis) - 2000 First and Second
        Quarters
      TRS Restated Statements of Income (Managed Basis) - 1999 Quarters
      TRS Restated Statements of Income (GAAP Basis) - 1999 Quarters
      TRS Restated Statements of Income (Managed Basis) - 1998 Quarters
      TRS Restated Statements of Income (GAAP Basis) - 1998 Quarters
      TRS Restated Condensed Balance Sheets - June 30, 2000 and December 31,
        1999-1997
      AEB New Segment Statements of Income - 1999-1997
      AEB New Segment Selected Statistical Information - 1999-1997
      AEB New Segment Statements of Income - 2000 First and Second Quarters
      AEB New Segment Selected Statistical Information - 2000 First and Second
        Quarters
      AEB New Segment Statements of Income - 1999 Quarters
      AEB New Segment Selected Statistical Information - 1999 Quarters
      AEB New Segment Statements of Income - 1998 Quarters
      AEB New Segment Selected Statistical Information - 1998 Quarters
      Old AEB/TC Segment Statements of Income - 1999-1997
      Old AEB/TC Segment Selected Statistical Information - 1999-1997
      Old AEB/TC Segment Statements of Income - 2000 First and Second Quarters Old AEB/TC Segment Selected Statistical Information - 2000 First and
        Second Quarters
      Old AEB/TC Segment Statements of Income - 1999 Quarters
      Old AEB/TC Segment Selected Statistical Information - 1999 Quarters
      Old AEB/TC Segment Statements of Income - 1998 Quarters
      Old AEB/TC Segment Selected Statistical Information - 1998 Quarters Restatement of Certain Financail Information by Segment